UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2023

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

677 Washington Blvd, Ste. 1100	Stamford	Connecticut	06901
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (203) 905-2410
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange
2.625% Notes due 2023	PM23	New York Stock Exchange
2.125% Notes due 2023	PM23B	New York Stock Exchange
3.600% Notes due 2023	PM23A	New York Stock Exchange

2.875% Notes due 2024	PM24	New York Stock Exchange
2.875% Notes due 2024	PM24C	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 5, 2023, Frederik Paulsen informed the Executive Chairman of the Board of Directors (the “Board”) of Philip Morris International Inc. (the “Company” or "PMI") that he will not stand for re-election to the Board at the Company’s 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”).

On January 10, 2023, Lucio A. Noto informed the Executive Chairman of the Board and the Company's Chief Executive Officer that he will also not stand for re-election to the Board at the Company’s 2023 Annual Meeting.

Mr. Noto will continue to serve as Lead Independent Director of the Board and as Chair of the Audit Committee, as well as a member of each of the Committees of the Board, until the 2023 Annual Meeting. Mr. Paulsen will continue to serve as Chair of the Product Innovation & Regulatory Affairs Committee of the Board until the 2023 Annual Meeting.

The resignations of Messrs. Noto and Paulsen were not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

Item 7.01.	Regulation FD Disclosure.
In an employee town hall held by PMI earlier today, Chief Executive Officer Jacek Olczak commented with respect to preliminary 2022 results that the Company has “landed the year pretty well, very well actually.”

PMI expects to deliver full-year 2022 results broadly in line with its forecast provided on October 20, 2022 for organic pro forma net revenue growth, pro forma heated tobacco unit shipment volumes and pro forma currency-neutral growth in adjusted diluted EPS, excluding the impact of the acquisition of Swedish Match AB ("Swedish Match"). The Company expects IQOS user growth in the fourth quarter of 2022 to be at a similar level to the third quarter of 2022 with, it believes, a higher-than-expected impact from reduced commercial activity and lower acquisition for IQOS blade products in anticipation of the launch of IQOS ILUMA in certain key markets.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.

CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains projections of results and goals and other forward-looking statements, including statements regarding final business and financial results. Achievement of results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI.

PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of COVID-19 on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent, including women or diverse candidates. Future results are also subject to the lower predictability of our reduced-risk product category's performance.

In addition, important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties related to: the agreement with Altria Group, Inc., and the benefits of the transaction; the possibility that expected benefits related to recent or pending acquisitions, including the transaction with Swedish Match, may not materialize as expected; Swedish Match’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities; difficulty retaining key Swedish Match employees; the outcome of any legal proceedings related to the proposed transaction with Swedish Match; and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all.

PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI's Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2021 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel & Corporate Secretary
Date: January 11, 2023